Change in Accounting Principles	12 Months Ended
Dec. 31, 2017
New Accounting Pronouncements And Changes In Accounting Principles [Abstract]
Change in Accounting Principles

3. Change in Accounting Principles

Change in Method of Accounting for Inventory Valuation

In 2015, the Company changed its method of inventory costing for certain inventory in its Office and Facilities operating segment to the LIFO method from the FIFO accounting method. Prior to the change, the Office and Facilities operating segment was comprised of two separate legal entities that each utilized different methods of inventory costing: LIFO for inventories comprised mainly of office product and breakroom categories and FIFO for inventories consisting of the janitorial product category. The LIFO method is preferable because i) the Company was executing an initiative to combine the office products and janitorial categories onto a single information technology and operating platform, ii) it allows for consistency in financial reporting (all domestic inventories are on LIFO), and iii) it allows for better matching of costs and revenues as historical inflationary inventory acquisition prices are expected to continue in the future and the LIFO method uses the current acquisition cost to value cost of goods sold. The change was reported through retrospective application of the new accounting policy to all periods presented. The impact of the change in the method of inventory costing for certain inventory in 2015 was a $4.2 million decrease to cost of goods sold, $2.3 million increase to net income, and $0.06 increase in basic and diluted EPS.